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                              DECLARATION OF TRUST

                              NB CAPITAL TRUST III

                          Dated as of October 29, 1996


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                                TABLE OF CONTENTS


                                                                                                               Page


                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.1       Definitions............................................................................1

                                   ARTICLE II
                                  ORGANIZATION

         SECTION 2.1       Name...................................................................................4
         SECTION 2.2       Office.................................................................................4
         SECTION 2.3       Purpose................................................................................4
         SECTION 2.4       Authority..............................................................................4
         SECTION 2.5       Title to Property of the Trust.........................................................4
         SECTION 2.6       Powers of the Trustees.................................................................4
         SECTION 2.7       Filing of Certificate of Trust.........................................................6
         SECTION 2.8       Duration of Trust......................................................................6
         SECTION 2.9       Responsibilities of the Sponsor........................................................6
         SECTION 2.10      Declaration Binding on Securities Holders..............................................7

                                   ARTICLE III
                                    TRUSTEES

         SECTION 3.1       Trustees...............................................................................7
         SECTION 3.2       Regular Trustees.......................................................................7
         SECTION 3.3       Delaware Trustee.......................................................................8
         SECTION 3.4       Property Trustee.......................................................................8
         SECTION 3.5       Not Responsible for Recitals or Sufficiency
                                of Declaration....................................................................8

                                   ARTICLE IV
                           LIMITATION OF LIABILITY OF
                    HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

         SECTION 4.1       Exculpation............................................................................8
         SECTION 4.2       Fiduciary Duty.........................................................................9
         SECTION 4.3       Indemnification.......................................................................10
         SECTION 4.4       Outside Businesses....................................................................14

                                    ARTICLE V
                     AMENDMENTS, TERMINATION, MISCELLANEOUS

         SECTION 5.1       Amendments............................................................................14
         SECTION 5.2       Termination of Trust..................................................................14
         SECTION 5.3       Governing Law.........................................................................15
         SECTION 5.4       Headings..............................................................................15
         SECTION 5.5       Successors and Assigns................................................................15
         SECTION 5.6       Partial Enforceability................................................................15
         SECTION 5.7       Counterparts..........................................................................15


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                              DECLARATION OF TRUST
                                       OF
                          NB CAPITAL TRUST III

                                October 29, 1996


                  THIS DECLARATION OF TRUST ("Declaration") dated and effective as of October 29, 1996 by the Trustees (as defined herein), the Sponsor (as defined herein), and by the holders, from time to time, of undivided beneficial interests in the Trust to be issued pursuant to this Declaration;

                  WHEREAS, the Trustees and the Sponsor desire to establish a trust (the "Trust") pursuant to the Business Trust Act (as defined herein) for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Notes of the Note Issuer; and

                  NOW, THEREFORE, it being the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the exclusive benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                    ARTICLE I
                                   DEFINITIONS

SECTION 1.1       Definitions.

         Unless the context otherwise requires:

         (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

         (b) a term defined anywhere in this Declaration has the same meaning throughout unless otherwise specified;

         (c) all references to "the Declaration" or "this Declara-tion" are to this Declaration of Trust as modified, supplemented or amended from time to time;

         (d) all references in this Declaration to Articles and Sec-tions are to Articles and Sections of this Declaration unless otherwise specified; and






         (e) a reference to the singular includes the plural and vice versa.

                  "Affiliate" has the same meaning as given to that term in Rule
405 of the Securities Act or any successor rule thereunder.

                  "Business Day" means any day other than a day on which banking institutions in New York, New York and Charlotte, North Carolina are authorized or required by law to close.

                  "Business  Trust  Act"  means  Chapter  38 of  Title 12 of the
Delaware Code, 12 Del. Code ss.3801 et seq., as it may be amended from time to time, or any successor legislation.

                  "Commission" means the Securities and Exchange Commission.

                  "Common Security" means a security representing an undivided beneficial interest in the assets of the Trust with such terms as may be set out in any amendment to this Declaration.

                  "Company" means NationsBank Corporation, a North Carolina corporation or any successor entity in a merger.

                  "Company  Indemnified  Person" means (a) any Regular  Trustee;
(b) any Affiliate of any Regular Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Regular Trustee; or (d) any employee or agent of the Trust or its Affiliates.

                  "Covered Person" means (a) any officer, director, shareholder, partner, member, representative, employee or agent of (I) the Trust or (ii) the Trust's Affiliates and (b) any holder of Securities.

                  "Delaware Trustee" has the meaning set forth in Section
3.1.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time or any successor legislation.

                  "Fiduciary Indemnified Person" has the meaning set forth in Section 4.3(b).

                  "Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.

                  "Indenture" means the indenture to be entered into between the Company and the Note Trustee and any indenture

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supplemental thereto pursuant to which the Notes are to be issued.

                  "Institutional Trustee" has the meaning set forth in
Section 3.4.

                  "Note Issuer" means the Company in its capacity as the issuer of the Notes under the Indenture.

                  "Notes" means the series of Notes to be issued by the
Note Issuer and acquired by the Trust.

                  "Note Trustee" means The Bank of New York, a New York banking corporation, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

                  "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

                  "Preferred   Security"   means  a  security   representing  an
undivided  beneficial interest in the assets of the Trust with such terms as may be set out in any amendment to this Declaration.

                  "Regular  Trustee"  means any Trustee  other than the Delaware
Trustee and the Institutional Trustee (as hereinafter defined).

                  "Securities" means the Common Securities and the Preferred Securities.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

                  "Sponsor" means the Company in its capacity as sponsor of the Trust.

                  "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.



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                                   ARTICLE II
                                  ORGANIZATION

SECTION 2.1       Name.

                  The Trust created by this  Declaration  is named  "NB
Capital Trust III." The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

SECTION 2.2       Office.

                  The  address  of the  principal  office  of the  Trust  is c/o
NationsBank  Corporation,  Corporate  Treasury Division,  NationsBank  Corporate
Center, Charlotte, North Carolina 28255. At any time, the Regular Trustees may designate another principal office.

SECTION 2.3       Purpose.

                  The exclusive purposes and functions of the Trust are (a) to issue and sell Securities and use the proceeds from such sale to acquire the Notes, and (b) except as otherwise limited herein, to engage in only those other activities necessary, or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

SECTION 2.4       Authority.

                  Subject to the limitations provided in this Declaration, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust. In dealing with the Regular Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Regular Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Regular Trustees as set forth in this Declaration.

SECTION 2.5       Title to Property of the Trust.

                  Legal title to all assets of the Trust shall be vested in the Trust.

SECTION 2.6       Powers of the Trustees.

                  The Regular Trustees shall have the exclusive power and authority to cause the Trust to engage in the following activities:

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                  (a) to issue and sell the Preferred  Securities and the Common
         Securities in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common  Securities,  and,  provided further, that there shall be no interests in the Trust other than the Securities and the  issuance  of the  Securities  shall be limited to a  one-time,
         simultaneous   issuance  of  both   Preferred   Securities  and  Common
         Securities;

                  (b) in connection with the issue and sale of the Pre-ferred Securities, at the direction of the Sponsor, to:

                           (i) execute and file with the Commission a regis-tration statement on Form S-3 prepared by the Sponsor, including any amendments thereto in relation to the Preferred
                  Securities;

                           (ii) execute and file any  documents  prepared by the
                  Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Preferred Securities in any State in which the Sponsor has determined to qualify or register such Preferred Securities for sale;

                           (iii) execute and file an application, prepared by the Sponsor, to the New York Stock Exchange, Inc. or any other national stock exchange or the Nasdaq Stock Market's National
                  Market for listing  upon notice of issuance of any  Preferred
                  Securities;

                           (iv) execute and file with the Commission a reg-istration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor, relating to the registration of the Preferred Securities under Section 12(b) of the Exchange Act; and

                           (v)      execute and enter into an underwriting
                  agreement and pricing agreement providing for the sale of the Preferred Securities;

                  (c) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and provide for reasonable compensation for such services;

                  (d) to incur expenses which are necessary or inciden-tal to carry out any of the purposes of this Declaration;
         and

                  (e) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf

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         of the Trust in all matters necessary or incidental to the foregoing.

SECTION 2.7       Filing of Certificate of Trust.

                  On or after the date of execution of this Declaration, the Trustees shall cause the Certificate of Trust for the Trust in the form attached hereto as Exhibit A to be filed with the Secretary of State of the State of Delaware.

SECTION 2.8       Duration of Trust.

                  The Trust,  absent termination  pursuant to the provisions of
Section 5.2, shall have existence for 55 years from the date hereof.

SECTION 2.9       Responsibilities of the Sponsor.

                  In  connection  with  the  issue  and  sale  of the  Preferred
Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

                  (a) to prepare for filing by the Trust with the Com-mission a registration statement on Form S-3 in relation to the Preferred Securities, including any amendments thereto;

                  (b) to determine the states in which to take appropriate action to qualify or register for sale all or part of the Preferred
         Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such states;

                  (c) to prepare for filing by the Trust an application to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing upon notice of issuance of any Preferred Securities;

                  (d) to prepare for filing by the Trust with the Commission a registration statement on Form 8-A relating to the registration of the class of Preferred Securities under Section 12(b) of the Exchange Act, including any amendments thereto; and

                  (e) to negotiate the terms of an underwriting agree-ment and pricing agreement providing for the sale of the Preferred Securities.


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SECTION 2.10      Declaration Binding on Securities Holders.

                  Every Person by virtue of having become a holder of a Security or any interest therein in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

                                   ARTICLE III
                                    TRUSTEES

SECTION 3.1       Trustees.

                  The number of Trustees initially shall be two, and thereafter the number of Trustees shall be such number as shall be fixed from time to time by a written instrument signed by the Sponsor. The Sponsor is entitled to appoint or remove without cause any Trustee at any time; provided, however, that the number of Trustees shall in no event be less than two; provided further that one Trustee, in the case of a natural person, shall be a person who is a resident of the State of Delaware or that, if not a natural person, is an entity which has its principal place of business in the State of Delaware (the
"Delaware Trustee"); provided further that there shall be at least one trustee who is an employee or officer of, or is affiliated with the Company (a "Regular
Trustee").

SECTION 3.2       Regular Trustees.

                  The initial Regular Trustee shall be:

                                      John E. Mack


                  (a) Except as expressly set forth in this Declaration, any power of the Regular Trustees may be exercised by, or with the consent of, any one such Regular Trustee.

                  (b) Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act, any Regular
         Trustee is authorized to execute on behalf of the Trust any documents which the Regular Trustees have the power and authority to cause the Trust to execute pursuant to Section 2.6 provided, that, the registration statement referred to in Section 2.6(b), including any amendments thereto, shall be signed by a majority of the Regular
         Trustees; and

                  (c) a Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Regular Trustees

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         have power and authority to cause the Trust to execute pursuant to Section 2.6.

SECTION 3.3       Delaware Trustee.

                  The initial Delaware Trustee shall be:

                  The Bank of New York (Delaware)

                  Notwithstanding any other provision of this Declaration, the Delaware Trustee shall not be entitled to exercise any of the powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular
Trustees described in this Declaration. The Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act. Notwithstanding anything herein to the contrary, the Delaware Trustee shall not be liable for the acts or omissions to act of the Trust or of the Regular Trustees except such acts as the Delaware Trustee is expressly obligated or authorized to undertake under this Declaration or the Business Trust Act and except for the gross negligence or willful misconduct of the Delaware Trustee.

SECTION 3.4       Property Trustee.

                  Prior to the issuance of the Preferred  Securities  and Common
Securities,  the Sponsor  shall  appoint  another  trustee  (the  "Institutional
Trustee") meeting the requirements of an eligible trustee of the Trust Indenture
Act of 1939, as amended, by the execution of an amendment to this Declaration executed by the Regular Trustees, the Sponsor, the Institutional Trustee and the Delaware Trustee.

SECTION 3.5       Not Responsible for Recitals or Sufficiency
                                      of Declaration.

                  The recitals contained in this Declaration shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration.

                                   ARTICLE IV
                           LIMITATION OF LIABILITY OF
                    HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

SECTION 4.1       Exculpation.

                  (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any

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         Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence or willful misconduct with respect to such acts or omissions; and

                  (b) an Indemnified  Person shall be fully protected in relying in good faith upon the records of the Trust and upon such  information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified  Person reasonably  believes are within such other  Person's  professional  or  expert  competence  and who has been selected with reasonable  care by or on behalf of the Trust,  including information, opinions, reports or statements as to the value and amount of  the  assets,  liabilities,  profits,  losses,  or any  other  facts
         pertinent   to  the   existence   and  amount  of  assets   from  which
         distributions to holders of Securities might properly be paid.

SECTION 4.2       Fiduciary Duty.

                  (a) To the extent that,  at law or in equity,  an Indemnified
         Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified
         Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity, are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person;

                  (b)      unless otherwise expressly provided herein:

                           (i) whenever a conflict of interest exists or arises between Covered Persons; or

                           (ii) whenever this Declaration or any other agreement
                  contemplated  herein or therein  provides that an  Indemnified
                  Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any holder of Securities,

the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest)

                                        9




to such  conflict,  agreement,  transaction  or  situation  and the benefits and
burdens  relating  to  such  interests,   any  customary  or  accepted  industry
practices,  and any  applicable  generally  accepted  accounting  practices  or principles.  In  the  absence  of  bad  faith  by the  Indemnified  Person,  the resolution,  action or term so made, taken or provided by the Indemnified Person shall  not  constitute  a breach  of this  Declaration  or any  other  agreement contemplated  herein or of any duty or  obligation of the Indem nified Person at law or in equity or otherwise; and

                  (c) whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

                           (i) in its  "discretion"  or under a grant of similar
                  authority,   the  Indemnified  Person  shall  be  entitled  to
                  consider such  interests and factors as it desires,  including its own  interests,  and shall have no duty or  obligation  to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                           (ii) in its "good  faith" or under  another  express
                  standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

SECTION 4.3       Indemnification.

                  (a) The  Note  Issuer  shall  indemnify,  to the  full  extent permitted by law, any Company  Indemnified Person who was or is a party or is  threatened  to be made a party  to any  threatened,  pending  or
         completed  action,  suit  or  proceeding,   whether  civil,   criminal,
         administrative  or  investigative  (other  than an  action by or in the right of the  Trust)  by reason of the fact that he is or was a Company
         Indemnified Person against expenses (including  attorneys' fees), judg-
         ments,  fines and amounts paid in  settlement  actually and  reasonably incurred by him in connection  with such action,  suit or proceeding if he acted in good faith and in a manner he reasonably  believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding,  had no reasonable  cause to believe his conduct  was  unlawful.  The  termination  of any  action,  suit or proceeding by judgment,  order, settlement,  conviction, or upon a plea of nolo  contendere or its equivalent,  shall not, of itself,  create a presumption  that the  Company  Indemnified  Person did not act in good faith  and in a manner  which he  reasonably  believed  to be in or not opposed to the best  interests of the Trust,  and,  with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

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                           (i) The  Note  Issuer  shall  indemnify,  to the full
                  extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified
                  Person against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

                           (ii) To the extent that a Company  Indemnified Person
                  shall be  successful  on the  merits or  otherwise  (including dismissal of an action without  prejudice or the settlement of an action  without  admission of  liability) in defense of any action,  suit or proceeding  referred to in paragraphs (i) and
                  (ii) of this Section 4.3(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys' fees)
                  actually  and   reasonably   incurred  by  him  in  connection
                  therewith.

                           (iii) Any indemnification  under paragraphs (i), (ii)
                  and (iii) of this Section 4.3(a) (unless ordered by a court) shall be made by the Note Issuer only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Regular Trustees by a majority vote of a quorum consisting of such Regular Trustees who were not par-ties to such action, suit or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Common
                  Security holder of the Trust.

                                       11





                           (iv) Expenses (including attorneys' fees) incurred by
                  a Company  Indemnified Person in defending a civil,  criminal, administrative  or  investigative  action,  suit or proceeding referred to in paragraphs  (i) and (ii) of this Section 4.3(a)
                  shall be paid by the  Note  Issuer  in  advance  of the  final disposition of such action, suit or proceeding upon receipt of an  undertaking  by or on behalf of such  Company  Indemnified
                  Person  to  repay  such  amount  if  it  shall  ultimately  be determined  that he is not entitled to be  indemnified  by the
                  Note   Issuer   as   authorized   in  this   Section   4.3(a).
                  Notwithstanding the foregoing, no advance shall be made by the
                  Note Issuer if a determination is reasonably and promptly made
                  (i) by the Regular  Trustees by a majority vote of a quorum of disinterested  Regular Trustees,  (ii) if such a quorum is not
                  obtainable,   or,   even  if   obtainable,   if  a  quorum  of
                  disinterested  Regular  Trustees  so directs,  by  independent legal  counsel  in a  written  opinion  or  (iii)  the  Common
                  Security holder of the Trust, that, based upon the facts known to the Regular Trustees, counsel or the Common Security holder at  the  time  such  determination  is  made,  such  Company
                  Indemnified Person acted in bad faith or in a manner that such person  did not  believe  to be in or not  opposed to the best interests  of the Trust,  or,  with  respect  to any  criminal proceed ing, that such Company  Indemnified Person believed or had reasonable  cause to believe his conduct was unlawful. In no event  shall any  advance  be made in  instances where the
                  Regular Trustees, independent legal counsel or Common Security holder  reasonably  determine  that such  person  deliberately breached  his duty to the  Trust or its  Common  or  Preferred
                  Security holders.

                           (v) The  indemnification  and advancement of expenses
                  provided by, or granted  pursuant to, the other  paragraphs of this Section 4.3(a) shall not be deemed exclusive of any other rights to which those seeking  indemnification and advancement of  expenses  may be  entitled  under any  agreement,  vote of stockholders or disinterested  directors of the Note Issuer or
                  Preferred Security Holders of the Trust or otherwise,  both as to action in his official capacity and as to action in another
                  capacity   while   holding   such   office.   All   rights  to
                  indemnification  under this Section  4.3(a) shall be deemed to be  provided  by a contract  between  the Note Issuer and each
                  Company  Indemnified Person who serves in such capacity at any time while  this  Section  4.3(a) is in effect.  Any repeal or modification  of this  Section  4.3(a)  shall not  affect  any rights or obligations then existing.

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                           (vi) The Note  Issuer or the Trust may  purchase  and
                  maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Note
                  Issuer would have the power to indemnify him against such liability under the provisions of this Section 4.3(a).

                           (vii) For purposes  of this  Section  4.3(a),  refer-
                  ences  to  "the  Trust"  shall  include,  in  addition  to the
                  resulting  or  surviving   entity,   any  constituent   entity
                  (including any  constituent  of a  constituent)  absorbed in a consolidation  or  merger,  so that any person who is or was a director,  trustee,  officer or employee  of such  constituent
                  entity,   or  is  or  was  serving  at  the  request  of  such
                  constituent entity as a director,  trustee,  officer, employee or agent of another  entity,  shall stand in the same position under the  provisions  of this Section  4.3(a) with respect to the  resulting  or surviving  entity  as he would  have with respect to such constituent entity if its separate  existence had continued.

                           (viii)  The   indemnification   and   advancement  of
                  expenses  provided  by, or granted  pursuant  to, this Section
                  4.3(a) shall,  unless  otherwise  provided when  authorized or ratified,  continue  as to a  person  who has  ceased  to be a
                  Company  Indemnified  Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

                  (b) The Note  Issuer  agrees  to  indemnify  (i) the  Delaware
         Trustee,  (ii) any  Affiliate  of the Delaware  Trustee,  and (iii) any
         officers,  directors,   shareholders,   members,  partners,  employees,
         representatives, nominees, custodians or agents of the Delaware Trustee
         (each of the  Persons  in (i)  through  (iii)  being  referred  to as a
         "Fiduciary  Indemnified  Person")  for,  and  to  hold  each  Fiduciary
         Indemnified  Person harmless  against,  any loss,  liability or expense incurred without negligence or bad faith on its part, arising out of or in connection  with the  acceptance or  administration  of the trust or
         trusts   hereunder,   including  the  costs  and  expenses   (including
         reasonable  legal fees and expenses) of defending  itself  against,  or investigating,  any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to  indemnify as set forth in this  Section  4.3(b)  shall  survive the termination of this Declaration.


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SECTION 4.4       Outside Businesses.

                  Any Covered Person, the Sponsor and the Delaware Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor or the Delaware Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor and the Delaware Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person and the Delaware Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for or may act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.


                                    ARTICLE V
                     AMENDMENTS, TERMINATION, MISCELLANEOUS

SECTION 5.1       Amendments.

                  At  any  time  before  the  issue  of  any  Securities,   this
Declaration may be amended by, and only by, a written instrument executed by all of the Regular Trustees and the Sponsor.

SECTION 5.2       Termination of Trust.

                  (a)      The Trust shall dissolve:

                           (i)        upon the bankruptcy of the Sponsor;

                           (ii) upon the filing of a certificate of disso-lution or its equivalent with respect to the Sponsor or the revocation of the Sponsor's charter or of the Trust's certificate of trust;

                           (iii) upon the entry of a decree of judicial dis-solution of the Sponsor, or the Trust; and

                           (iv) before the issue of any Securities, with the consent of all of the Regular Trustees and the Sponsor; and

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                  (b) as soon as is practicable after the occurrence of an event referred to in Section 5.2(a), and after satisfaction of all obligations of the Trust, the Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware and the Trust shall terminate.

SECTION 5.3       Governing Law.

                  This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

SECTION 5.4       Headings.

                  Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

SECTION 5.5       Successors and Assigns.

                  Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether or not so expressed.

SECTION 5.6       Partial Enforceability.

                  If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

SECTION 5.7       Counterparts.

                  This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages.
All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

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                  IN WITNESS WHEREOF, each of the undersigned has caused these presents to be executed as of the day and year first above written.



                             /s/ John E. Mack
                             Name: John E. Mack
                             Title: Regular Trustee



                             THE BANK OF NEW YORK (DELAWARE), as
                             Delaware Trustee



                             By:/s/ Joseph G. Ernst
                                   Name: Joseph G. Ernst
                                   Title: Assistant Vice President




                             NATIONSBANK CORPORATION, as Sponsor



                             By:/s/ E. Jeffery Couch
                                   Name: E. Jeffery Couch
                                   Title: Senior Vice President



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                                    EXHIBIT A

                              CERTIFICATE OF TRUST

                  The undersigned, the trustees of NB Capital
Trust III, desiring to form a business trust pursuant to Delaware
Business Trust Act, 12 Del. C. ss. 3810, hereby certify as follows:

                  (a) The name of the business trust being formed hereby (the "Trust") is "NB Capital
                               Trust III."

                  (b) The name and business address of the trustee of the Trust which has its princi-pal place of business in the State of Dela-ware is as follows:

                                     The Bank of New York (Delaware)
                                      White Clay Center, Route 273
                                          Newark, Delaware 19711

                  (c) This Certificate of Trust shall be effec-tive as of the date of filing.

Dated: October 29, 1996






                                     Name:  John E. Mack
                                     Title: Trustee





                                     THE BANK OF NEW YORK (DELAWARE), as
                                     Trustee



                                     By:
                                           Name:
                                           Title: Vice President

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